Lazard Funds Summary Prospectus  May 1, 2017

Before you invest, you may want to review the Portfolio’s Prospectus, which contains more information about the Portfolio and its risks. The Portfolio’s Prospectus and Statement of Additional Information (“SAI”), both dated May 1, 2017 (as revised or supplemented), are incorporated by reference into this Summary Prospectus. You can find the Portfolio’s Prospectus, SAI and other information about the Portfolio online at www.LazardNet.com/lam/us/lazardfunds.shtml. You can also get this information at no cost by calling (800) 823-6300 or by sending an e-mail request to ContactUs@LazardNet.com.

	Institutional Shares	Open Shares	R6 Shares
Lazard Global Dynamic Multi-Asset Portfolio	GDMIX	GDMOX	GDMAX

Investment Objective

The Portfolio seeks total return.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio, a series of The Lazard Funds, Inc. (the “Fund”). Investors transacting in Institutional or R6 shares through a financial intermediary acting as a broker in an agency capacity may be required to pay a commission directly to the broker.

	Institutional Shares	Open Shares	R6 Shares

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management Fees	.80%	.80%	.80%

Distribution and Service (12b-1) Fees	None	.25%	None

Other Expenses	1.34%	8.29%	1.34%	*

Acquired Fund Fees and Expenses (Underlying Funds)	.01%	.01%	.01%

Total Annual Portfolio Operating Expenses	2.15%	9.35%	2.15%

Fee Waiver and Expense Reimbursement**	1.24%	8.14%	1.24%

Total Annual Portfolio Operating Expenses After Fee Waiver and Expense Reimbursement***	.91%	1.21%	.91%

*	“Other Expenses” are based on estimated amounts for the current fiscal year, using amounts for Institutional Shares from the last fiscal year.

**

Reflects a contractual agreement by Lazard Asset Management LLC (the “Investment Manager”) to waive its fee and, if necessary, reimburse the Portfolio until May 1, 2018, to the extent Total Annual Portfolio Operating Expenses exceed .90%, 1.20% and .90% of the average daily net assets of the Portfolio’s Institutional Shares, Open Shares and R6 Shares, respectively, exclusive of taxes, brokerage, interest on borrowings, fees and expenses of “Acquired Funds” and extraordinary expenses. This agreement can only be amended by agreement of the Fund, upon approval by the Fund’s Board of Directors, and the Investment Manager to lower the net amount shown and will terminate automatically in the event of termination of the Management Agreement between the Investment Manager and the Fund, on behalf of the Portfolio.

***

Excluding Acquired Fund Fees and Expenses, the Total Annual Portfolio Operating Expenses After Fee Waiver and Expense Reimbursement are .90%, 1.20% and .90% of the Portfolio’s Institutional Shares, Open Shares and R6 Shares, respectively.

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then hold or redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same, giving effect to the fee waiver and expense reimbursement arrangement in year one only. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years

Institutional Shares	$93	$553	$1,040	$2,385

Open Shares	$123	$1,981	$3,680	$7,322

R6 Shares	$93	$553	$1,040	$2,385

Portfolio Turnover

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Portfolio shares are held in a taxable account. These costs, which are not reflected in annual portfolio operating expenses or in the Example, affect the Portfolio’s performance. During the period from May 27, 2016 (commencement of operations) through December 31, 2016, the Portfolio’s portfolio turnover rate was 67% of the average value of its portfolio.

Principal Investment Strategies

The Investment Manager allocates the Portfolio’s assets among various US and non-US equity and fixed-income strategies managed by the Investment Manager in proportions consistent with the Investment Manager’s evaluation of various economic and other factors designed to estimate probabilities, including volatility. The Investment Manager makes allocation decisions among the strategies based on quantitative and qualitative analysis using a number of different tools, including proprietary software models and input from the Investment Manager’s research analysts. At any given time the Portfolio’s assets may not be allocated to all strategies.

A principal component of the Investment Manager’s investment process for the Portfolio is volatility management. The Investment Manager generally will seek to achieve, over a full market cycle, a level of volatility in the Portfolio’s performance of approximately 10%. Volatility, a risk measurement, measures the magnitude of up and down fluctuations in the value of a financial instrument or index over time.

As a consequence of allocating its assets among various of the Investment Manager’s investment strategies, the Portfolio may:

•

invest in US and non-US equity and debt securities (including those of companies with business activities located in emerging market countries and securities issued by governments of such countries), depositary receipts and shares, currencies and related instruments, and structured notes

•	invest in exchange-traded open-end management investment companies (“ETFs”) and similar products, which generally pursue a passive index-based strategy

•	invest in securities of companies of any size or market capitalization

•	invest in debt securities of any maturity or duration

•

invest in securities of any particular quality or investment grade and, as a result, the Portfolio may invest significantly in securities rated below investment grade (e.g., lower than Baa by Moody’s Investors Service, Inc. or lower than BBB by Standard & Poor’s Ratings Group) (“junk bonds”) or securities that are unrated

•

enter into swap agreements (including credit default swap agreements) and forward contracts, and may purchase and write put and covered call options, on securities, indexes and currencies, for hedging purposes (although it is not required to do so) or to seek to increase returns

Under normal market conditions, the Portfolio invests significantly (at least 40%—unless market

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conditions are not deemed favorable by the Investment Manager, in which case the Portfolio would invest at least 30%) in issuers organized or located outside the US or doing a substantial amount of business outside the US, securities denominated in a foreign currency or foreign currency forward contracts.

Principal Investment Risks

The value of your investment in the Portfolio will fluctuate, which means you could lose money.

Allocation Risk. The Portfolio’s ability to achieve its investment objective depends in part on the Investment Manager’s skill in determining the Portfolio’s allocation among investment strategies. The Investment Manager’s evaluations and assumptions underlying its allocation decisions may differ from actual market conditions.

Market Risk. Market risks, including political, regulatory, market and economic developments, and developments that impact specific economic sectors, industries or segments of the market, can affect the value of the Portfolio’s investments. In addition, turbulence in financial markets and reduced liquidity in equity, credit and/or fixed income markets may negatively affect many issuers, which could adversely affect the Portfolio.

Issuer Risk. The value of a security may decline for a number of reasons which directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services, as well as the historical and prospective earnings of the issuer and the value of its assets or factors unrelated to the issuer’s value, such as investor perception.

Volatility Management Risk. While the Investment Manager generally will seek to achieve, over a full market cycle, the level of volatility in the Portfolio’s performance as described above, there can be no guarantee that this will be achieved; actual or realized volatility for any particular period may be materially higher or lower depending on market conditions. In addition, the Investment Manager’s efforts to manage the Portfolio’s volatility can be expected, in a period of generally positive equity market returns, to reduce the Portfolio’s performance below what could be achieved without seeking to manage volatility and, thus, the Portfolio would generally be expected to underperform market indices that do not seek to achieve a specified level of volatility.

Value Investing and Growth Investing Risks. The Portfolio may invest a portion of its assets in stocks believed by the Investment Manager to be undervalued, but that may not realize their perceived value for extended periods of time or may never realize their perceived value. The Portfolio also may invest a portion of its assets in stocks believed by the Investment Manager to have the potential for growth, but that may not realize such perceived potential for extended periods of time or may never realize such perceived growth potential. Such stocks may be more volatile than other stocks because they can be more sensitive to investor perceptions of the issuing company’s growth potential. The stocks in which the Portfolio invests may respond differently to market and other developments than other types of stocks.

Quantitative Model Risk. The success of the Portfolio depends upon effectiveness of the Investment Manager’s quantitative model. A quantitative model, such as the risk and other models used by the Investment Manager requires adherence to a systematic, disciplined process. The Investment Manager’s ability to monitor and, if necessary, adjust its quantitative model could be adversely affected by various factors, including incorrect or outdated market and other data inputs. Factors that affect a security’s value can change over time, and these changes may not be reflected in the quantitative model. In addition, the factors used in quantitative analysis and the weight placed on those factors may not be predictive of a security’s value.

Non-US Securities Risk. The Portfolio’s performance will be influenced by political, social and economic factors affecting the non-US countries and companies in which the Portfolio invests. Non-US securities carry special risks, such as less developed or less efficient trading markets, political instability, a lack of company information, differing auditing and legal standards, and, potentially, less liquidity.

Emerging Market Risk. Emerging market countries can generally have economic structures that are less

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diverse and mature, and political systems that are less stable, than those of developed countries. The economies of countries with emerging markets may be based predominantly on only a few industries, may be highly vulnerable to changes in local or global trade conditions, and may suffer from extreme debt burdens or volatile inflation rates. The securities markets of emerging market countries have historically been extremely volatile. These market conditions may continue or worsen. Significant devaluation of emerging market currencies against the US dollar may occur subsequent to acquisition of investments denominated in emerging market currencies.

Foreign Currency Risk. Investments denominated in currencies other than US dollars may experience a decline in value, in US dollar terms, due solely to fluctuations in currency exchange rates. Currency investments could be adversely affected by delays in, or a refusal to grant, repatriation of funds or conversion of emerging market currencies.

Fixed-Income and Debt Securities Risk. The market value of a debt security may decline due to general market conditions that are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. The debt securities market can be susceptible to increases in volatility and decreases in liquidity. Liquidity can decline unpredictably in response to overall economic conditions or credit tightening.

Prices of bonds and other debt securities tend to move inversely with changes in interest rates. Interest rate risk is usually greater for fixed-income securities with longer maturities or durations. A rise in interest rates (or the expectation of a rise in interest rates) may result in periods of volatility, decreased liquidity and increased redemptions, and, as a result, the Portfolio may have to liquidate portfolio securities at disadvantageous prices. Risks associated with rising interest rates are heightened given that interest rates in the US and other countries are at or near historic lows.

The Portfolio’s investments in lower-rated, higher-yielding securities (“junk bonds”) are subject to greater credit risk than its higher rated investments. Credit risk is the risk that the issuer will not make interest or principal payments, or will not make payments on a timely basis. Non-investment grade securities tend to be more volatile, less liquid and are considered speculative. If there is a decline, or perceived decline, in the credit quality of a debt security (or any guarantor of payment on such security), the security’s value could fall, potentially lowering the Portfolio’s share price. The prices of non-investment grade securities, unlike investment grade debt securities, may fluctuate unpredictably and not necessarily inversely with changes in interest rates. The market for these securities may be less liquid and therefore these securities may be harder to value or sell at an acceptable price, especially during times of market volatility or decline.

Some debt securities may give the issuer the option to call, or redeem, the securities before their maturity, and, during a time of declining interest rates, the Portfolio may have to reinvest the proceeds in an investment offering a lower yield (and the Portfolio may not fully benefit from any increase in the value of its portfolio holdings as a result of declining interest rates).

Structured notes are privately negotiated debt instruments where the principal and/or interest is determined by reference to a specified asset, market or rate, or the differential performance of two assets or markets. Structured notes can have risks of both debt securities and derivative transactions.

ETF Risk. Any investments in ETFs are subject to the risks of the investments of the ETFs, as well as to the general risks of investing in ETFs. Portfolio shares will bear not only the Portfolio’s management fees and operating expenses, but also their proportional share of the management fees and operating expenses of any ETFs in which the Portfolio invests. Shares of ETFs in which the Portfolio invests may trade at prices that vary from their net asset values (“NAVs”), sometimes significantly. The shares of ETFs may trade at prices at, below or above their most recent NAV.

Small and Mid Cap Companies Risk. Small and mid cap companies carry additional risks because their earnings tend to be less predictable, their share

4Summary Prospectus

prices more volatile and their securities less liquid than larger, more established companies. The shares of small and mid cap companies tend to trade less frequently than those of larger companies, which can have an adverse effect on the pricing of these securities and on the ability to sell these securities when the Investment Manager deems it appropriate.

Liquidity Risk. The lack of a readily available market may limit the ability of the Portfolio to sell certain securities at the time and price it would like. The size of certain securities offerings of emerging markets issuers may be relatively smaller in size than offerings in more developed markets and, in some cases, the Portfolio, by itself or together with other Portfolios or other accounts managed by the Investment Manager, may hold a position in a security that is large relative to the typical trading volume for that security; these factors can make it difficult for the Portfolio to dispose of the position at the desired time or price.

Derivatives and Hedging Risk. Derivatives transactions, including those entered into for hedging purposes (i.e., seeking to protect Portfolio investments), may increase volatility, reduce returns, limit gains or magnify losses, perhaps substantially, particularly since most derivatives have a leverage component that provides investment exposure in excess of the amount invested. Swap agreements, forward currency contracts, over-the-counter options on securities, indexes and currencies, structured notes and other over-the-counter derivatives transactions are subject to the risk of default by the counterparty and can be illiquid. Changes in liquidity may result in significant, rapid and unpredictable changes in the prices for derivatives. These derivatives transactions, as well as the exchange-traded options in which the Portfolio may invest, are subject to many of the risks of, and can be highly sensitive to changes in the value of, the related security, index or currency. As such, a small investment could have a potentially large impact on the Portfolio’s performance. Derivatives transactions incur costs, either explicitly or implicitly, which reduce return. In fact, many derivatives may be subject to greater risks than those associated with investing directly in the underlying or other reference asset. Derivatives transactions incur costs, either explicitly or implicitly, which reduce returns, and costs of engaging in such transactions may outweigh any gains or any losses averted from hedging activities. Successful use of derivatives, whether for hedging or for other investment purposes, is subject to the Investment Manager’s ability to predict correctly movements in the direction of the relevant reference asset or market and, for hedging activities, correlation of the derivative instruments used with the investments seeking to be hedged. Use of derivatives transactions, even if entered into for hedging purposes, may cause the Portfolio to experience losses greater than if the Portfolio had not engaged in such transactions.

High Portfolio Turnover Risk. The Portfolio’s investment strategy may involve high portfolio turnover (such as 100% or more). A portfolio turnover rate of 100%, for example, is equivalent to the Portfolio buying and selling all of its securities once during the course of the year. A high portfolio turnover rate could result in high transaction costs and an increase in taxable capital gains distributions to the Portfolio’s shareholders, which will reduce returns to shareholders.

Securities Selection Risk. Securities and other investments selected by the Investment Manager for the Portfolio may not perform to expectations. This could result in the Portfolio’s underperformance compared to other funds with similar investment objectives or strategies.

Performance Bar Chart and Table

Because the Portfolio did not have a full calendar year of performance prior to the date of this Prospectus, no performance returns are presented. Annual performance returns provide some indication of the risks of investing in the Portfolio by showing changes in performance from year to year. Comparison of Portfolio performance to an appropriate index indicates how the Portfolio’s average annual returns compare with that of a broad measure of market performance. Updated performance information is available at www.LazardNet.com or by calling (800) 823-6300. The Portfolio’s past performance is not necessarily an indication of how the Portfolio will perform in the future.

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Management

Investment Manager

Lazard Asset Management LLC

Portfolio Managers/Analysts

Jai Jacob, portfolio manager/analyst on the Investment Manager’s Multi-Asset team, has been with the Portfolio since May 2016.

Stephen Marra, portfolio manager/analyst on the Investment Manager’s Multi-Asset team, has been with the Portfolio since May 2016.

Purchase and Sale of Portfolio Shares

The initial investment minimums are:

Institutional Shares*	$100,000

Open Shares*	$2,500

R6 Shares**	$1,000,000

*

Unless the investor is a client of a securities dealer or other institution which has made an aggregate minimum initial purchase for its clients of at least $100,000 for Institutional Shares or $2,500 for Open Shares.

**

There is no minimum investment amount for R6 Shares purchased by certain types of employee benefit plans and individuals considered to be affiliates of the Fund or the Investment Manager, discretionary accounts with the Investment Manager and affiliated and non-affiliated registered investment companies.

The subsequent investment minimum is $50 for Institutional Shares and Open Shares. There is no subsequent investment minimum for R6 Shares.

Portfolio shares are redeemable through the Fund’s transfer agent, Boston Financial Data Services, Inc., on any business day by telephone, mail or overnight delivery. Clients of financial intermediaries may be subject to the intermediaries’ procedures.

Tax Information

All dividends and short-term capital gains distributions are generally taxable to you as ordinary income, and long-term capital gains are generally taxable as such, whether you receive the distribution in cash or reinvest it in additional shares.

Financial Intermediary Compensation (Open and Institutional Shares only)
Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Portfolio through a broker-dealer or other financial intermediary (such as a bank), the Portfolio and/or the Investment Manager and its affiliates may pay the intermediary for the sale of Portfolio shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Portfolio over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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Lazard Asset Management LLC • 30 Rockefeller Plaza • New York, NY 10112 • www.lazardnet.com